Commitments and Contingencies	12 Months Ended
Mar. 31, 2025
Commitments And Contingencies [Abstract]
Commitments and Contingencies
15. COMMITMENTS AND CONTINGENCIES
Contingencies
From time to time, the Company may become threatened with, or become subject to various claims and legal proceedings as part of its normal course of business. Management uses judgment to assess the potential outcome of these proceedings and estimates the provisions, with advice and information provided by its legal advisors and based on its own experience in the resolution of similar proceedings. While the final outcome thereof cannot be predicted, based on the information currently available, management believes the resolution of current pending claims and legal proceedings will not have a material impact on the Company’s financial position and results of operations. Claims for which there is a probable unfavorable outcome are recorded in provisions. As a government contractor, the Company is also subject to more restrictive laws and regulations that are not applicable to non-governmental contractors. Audits and investigations by governmental agencies to monitor compliance with those laws and regulations are inherent in government contracting and, from time to time, management receives inquiries and similar demands related to the Company’s ongoing business with governmental agencies. Violations could result in civil or criminal liabilities, which could be material, as well as the suspension or debarment from eligibility for awards of government contracts or option renewals.
Operating commitments
Operating expenditures contracted for at the end of the reporting period but not yet incurred are as follows:

As at	March 31, 2025
Technology licenses, infrastructure and other	Total
$
2026	6,999
2027	4,012
2028	2,930
2029	1,107
Thereafter	1,077
16,125